Exhibit 10.14

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ____________ ("Agreement"), dated *August 24, 2010*, on property known as *ZZZ South St./Sandale APN 0625-271-24 & 30* ("Property"), in which *Coronus Energy Corp. ,* is referred to as ("Buyer") and *Gary Wright , Sylvia Wright* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *January 21, 2011* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ____________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ____________.
3. **OTHER EXTENSION(S):** The time for ____________ is/are extended to ____________ (Date).
4. **ADDITIONAL TERMS:** *Buyer will place another $1000.00, non-refundable deposit into Escrow by Dec.29, 2010*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer [signature] Date *12/20/2010*
Coronus Energy Corp.

Buyer ____________ Date ____________

Seller ____________ Date ____________

Seller ____________ Date ____________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ________ Date ________

EQUAL HOUSING OPPORTUNITY

Agent: Sharon Rose Phone: 760.365.9255 Fax: 760.365.7405 Prepared using zipForm® software
Broker: Sharon Rose Realty 5424 Old Woman Springs Road Yucca Valley, CA 92284

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/05)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ____________ ("Agreement"), dated August 24, 2010, on property known as 228 South St./Bandale APN 0625-271-24 & 30 ("Property"), in which Coronus Energy Corp. is referred to as Buyer, and Gary Wright, Sylvia Wright is referred to as Seller.

1. EXTENSION OF ESCROW: The scheduled Close Of Escrow is extended to January 31, 2011 (Date).
2. EXTENSION OF CONTINGENCY(IES): The following contingency(ies) of the Agreement are extended to ________ (Date): ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ________
3. OTHER EXTENSION(S): The time for ________ is extended to ________ (Date).
4. ADDITIONAL TERMS: Buyer will place an other $1000.00, non-refundable deposit into Escrow by Dec 23, 201[illegible]

By signing below Buyer and Seller acknowledge that each has read, understands and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer [signature] Coronus Energy Corp Date 12/22/2010

Buyer ________ Date ________

Seller [signature] Date 12-21

Seller Sylvia [illegible] Wright Date 12-21-10

ETA REVISED 4/05 (PAGE 1 OF 1)

EXTENSION OF TIME ADDENDUM (ETA PAGE 1 OF 1)

Agent: Sharon Ross Phone: [illegible] Fax: [illegible] Prepared using zipForm® software

Broker: Sharon Ross Realty [illegible] Road Yucca Valley